SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

THE SINGING MACHINE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24968	95-3795478
(CommissionFile Number)	(IRS Employer Identification No.)

6601 Lyons Road, Bldg. A-7

Coconut Creek, FL 33073

(Address of Principal Executive Offices)   (Zip Code)

(954) 596-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Change Since Last Report)

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE

We entered into a twelfth amendment to our credit facility with LaSalle Business Credit, LLC. , effective as of June 30, 2003, which changed the formula for determining our borrowing base and extended the expiration of our credit agreement until July 31, 2003.  Other terms and conditions of this amendment include a requirement that we obtain $2 million in subordinated debt prior to July 10, 2003.  A copy of the twelfth amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.

10.1

Twelfth Amendment effective as of June 30, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE SINGING MACHINE COMPANY, INC.

Date: July 7, 2003

By:

/s/ APRIL GREEN

April Green

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

10.1

Twelfth Amendment effective as of June 30, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.